[AMERICAN BEACON FUNDS LOGO]     [AMERICAN BEACON MILEAGE FUNDS LOGO]

         CASH MANAGEMENT CLASS                    MILEAGE CLASS
             PLATINUM CLASS                       PLATINUM CLASS

Supplement Dated January 16, 2007 to the Statement of Additional Information
                      dated March 1, 2006
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The first paragraph under the section titled Disclosure of Portfolio Holdings is hereby replaced with the following:

   The Portfolios publicly disclose portfolio holdings information as follows:

     1. a complete list of holdings for each Portfolio on an annual and semi-annual basis in the reports to shareholders and publicly available filings of Form N-CSR with the SEC within sixty days of the end of each fiscal semi-annual period;
     2. a complete list of holdings for each Portfolio as of the end of its first and third fiscal quarters in publicly available filings of Form N-Q with the SEC within sixty days of the end of the fiscal quarter;
     3. a complete list of holdings for each Portfolio as of the end of each month on the Funds' website (www.americanbeaconfunds.com) approximately thirty days after the end of the month; and
     4. ten largest holdings for each Portfolio as of the end of each calendar quarter on the Funds' website (www.americanbeaconfunds.com) and in sales materials approximately thirty days after the end of the calendar quarter.